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CUSIP NO.  786474205              SCHEDULE 13D             PAGE 12 OF 13 PAGES
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                                    EXHIBIT 1

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of Zapata Corporation, a Nevada corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to the
Schedule 13D provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated:  October 3, 2005

                                      WL Ross & Co. LLC

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Fund II, L.P.
                                      By:   WLR Recovery Associates II LLC,
                                              its General Partner

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Fund III, L.P.
                                      By:   WLR Recovery Associates III LLC,
                                              its General Partner

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Associates II LLC

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Associates III LLC

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                            /s/ Wilbur L. Ross, Jr.
                                      ------------------------------------------
                                            Wilbur L. Ross, Jr.